                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                        NATURAL GAS SERVICES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

               Colorado                                  75-2811855
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

2911 South County Road 1260
Midland Texas                                              79706
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(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                 Title of each class                                     Name of each exchange on which each
                 to be so registered                                          class is to be registered
                 -------------------                                     ------------------------------------
Common stock                                                     American Stock Exchange
-------------------------------------------------------          -----------------------------------------------------

Warrants to purchase common stock                                American Stock Exchange
-------------------------------------------------------          -----------------------------------------------------


-------------------------------------------------------          -----------------------------------------------------

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates: 333-88314

         Securities to be registered pursuant to Section 12(g) of the Act:

                    None
                 ---------------------------------------------------------------
                                      (Title of Class)

                    None
                 ---------------------------------------------------------------
                                      (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

         The description of the registrant's securities is incorporated by reference to registrant's Registration Statement No. 333-88314.

Item 2.  Exhibits.

         List below all exhibits field as part of the registration statement:

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------
    3.1*             Articles of Incorporation.

    3.2*             Amendment to Articles of Incorporation dated March 31,
                     1999, and filed May 25, 1999.

    3.3* Amendment to Articles of Incorporation dated July 25, 2001, and filed July 30, 2001.

    3.4*             Bylaws.

    4.1*             Form of warrant certificate.

--------------------------

* Incorporated by reference to the corresponding exhibit filed with the registrant's Registration Statement on Form S-B2 (Registration No. 333-88314).


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Natural Gas Services Group, Inc.

Date: July 16, 2002

By:  /s/ Wayne L. Vinson
     Wayne L. Vinson, President







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